SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

____________________

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2003

THE SINGING MACHINE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24968	95-3795478
(Commission File Number)	(IRS Employer Identification No.)

6601 Lyons Road, Bldg. A-7

Coconut Creek, FL 33073

(Address of Principal Executive Offices)(Zip Code)

(954) 596-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Change Since Last Report)

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.

99.1

The Singing Machine Company, Inc. Press Release dated July 14, 2003

ITEM 9.

REGULATION FD DISCLOSURE

On July 14, 2003, The Singing Machine Company, Inc. issued a press release commenting on its financial results for the fiscal year ended March 31, 2003.  A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1).  The information contained in this Report on Form 8-K is furnished pursuant to Item 12 (Results of Operation and Financial Condition).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE SINGING MACHINE COMPANY, INC.

Date: July 14, 2003

By:

/s/ APRIL GREEN

April Green

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of The Singing Machine Company, Inc. dated

July 14, 2003